ANNEX B to
                                                              Security Agreement


                        SUPPLEMENT TO SECURITY AGREEMENT

                  SUPPLEMENT, dated as of (this "Supplement"), made by , a corporation (the "Additional Grantor"), in favor of CANADIAN IMPERIAL BANK OF COMMERCE as administrative agent (in such capacity, the "Administrative Agent") for the Lenders (the "Lenders") and Canadian Imperial Bank of Commerce as issuer of the Letters of Credit (as defined in the Credit Agreement referenced below) (in such capacity, the "Issuing Lender") parties to the Credit Agreement referred to below. All capitalized terms not defined herein shall have the meaning ascribed to them in the Credit Agreement.

                                    RECITALS

         WHEREAS, reference is hereby made to that certain Credit Agreement, dated as of March , 1998, among Unidigital Inc. (the "Borrower"), the Administrative Agent, the Lenders and the Issuing Lender (as amended,
supplemented  or  otherwise   modified  as  of  the  date  hereof,  the  "Credit
Agreement");

         WHEREAS, in connection with the Credit Agreement, the Subsidiaries of the Borrower (other then the Additional Grantor) (collectively the "Grantors" and each a "Grantor") have entered into the Security Agreement, dated as of March , 1998, in favor of the Administrative Agent for the ratable benefit of Lenders and the Issuing Lender (as amended, supplemented or otherwise modified as of the date hereof, the "Subsidiaries Security Agreement");

         WHEREAS, Section 9.9 of the Credit Agreement requires that should the Borrower at any time acquire or form any Subsidiary, such Subsidiary shall become party to the Subsidiaries Guarantee and the Security Agreement;

         WHEREAS, the Additional Grantor has agreed to execute and deliver this Supplement in order to become a party to the Security Agreement.

         NOW, THEREFORE, IT IS AGREED:

         1. Security Agreement. By executing and delivering this Supplement, the Additional Grantor, as provided in Section 19 of the Security Agreement, hereby becomes a party to the Security Agreement as a Grantor thereunder with the same force and effect as if originally named therein as a Grantor and, without limiting the generality of the foregoing, hereby expressly assumes all obligations and liabilities of a Grantor thereunder. The Additional Grantor hereby represents and warrants the each of the representations and



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warranties  contained in Section 4 of the Security Agreement is true and correct on and as of the date hereof (after giving effect to this Supplement) as if made on and as of such date.

         2. Supplement to the Security Agreement. This Supplement is supplemental to the Security Agreement, forms a part thereof and is subject to the terms thereof. From and after the date of this Supplement, Schedules I, II, III, IV, V, and VI, to the Security Agreement shall be deemed to include each item listed on Annex D-1 to this Supplement.

         3. Governing Law. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                  IN WITNESS WHEREOF, the undersigned has caused this Supplement to be duly executed and delivered as of the date first above written.

                                               [NAME OF ADDITIONAL GRANTOR],
                                               a                     corporation


                                                   By
                                                     ---------------------------
                                                     Name:
                                                     Title:

The place where Additional Grantor keeps its records concerning the Accounts is:

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The Additional  Grantor's chief executive  office and chief place of business is located at:

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